                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                 AAON, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

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

                                   AAON, INC.



                                   NOTICE OF
                                 ANNUAL MEETING
                                  MAY 14, 1996
                                      AND
                                PROXY STATEMENT

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1996


     Notice is hereby given that the Annual Meeting of Stockholders of AAON, Inc. (the "Company"), will be held at 2425 South Yukon, Tulsa, Oklahoma, on Tuesday, May 14, 1996, at 10:00 A.M. (Local Time), for the following purposes:

     1.  To elect seven directors of the Company for the ensuing year; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

                                         By Order of the Board of Directors

                                         /s/ John B. Johnson, Jr.

                                         John B. Johnson, Jr.
                                         Secretary

April 8, 1996

                                   AAON, INC.
                                2425 South Yukon
                             Tulsa, Oklahoma 74107


                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 14, 1996, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

     The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting. All shares represented by valid proxies received in advance of the meeting will be voted, unless the proxy is revoked prior to exercise.

     Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on March 18, 1996, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

     This Proxy Statement, Notice of Annual Meeting and accompanying Proxy, as well as the Company's 1995 Annual Report, will be first mailed to stockholders approximately April 8, 1996.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of March 8, 1996 (the record date), the Company had issued a total of 6,133,449 shares of $.004 par value Common Stock, its only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

     The following table sets forth, as of March 8, 1996, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by the only person who owned of record, or is known by the Company to own beneficially, more than 5% of the Company's Common Stock [who is also a director and Executive Officer (as next defined)], each officer whose 1995 salary and bonus exceeded $100,000 ("Executive Officers"), and the name and shareholdings of each other director and such officers and all directors as a group:

       Name and address of the 5%                                  Percent
  shareholder and each Executive Officer    Number of shares         of
      and names of other directors             owned (1)            class
  --------------------------------------  ---------------------    -------
Norman H. Asbjornson (2)                     1,191,209 (4)(5)       19.5
2425 South Yukon
Tulsa, Oklahoma 74107

Robert G. Fergus (3)                           113,058 (6)           1.9
2425 South Yukon
Tulsa, Oklahoma  74107

William A. Bowen                               153,579 (4)(7)        2.5
John B. Johnson, Jr.                            51,700 (4)(8)        (12)
Richard E. Minshall                            100,935 (4)(9)        1.7
Anthony Pantaleoni                             197,869 (4)(10)       3.2
Charles C. Stephenson, Jr.                     206,388               3.4
Joseph M. Klein                                    0
Executive Officers and all directors
   as a group (8 persons)                    2,014,738 (6)(11)      33.0

- ----------------

(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.

(2) Mr. Asbjornson, the only owner of more than 5% of the Company's Common Stock, is also a director and Executive Officer.

(3)  Mr. Fergus is an Executive Officer of the Company.

(4)  Includes 22,000 shares held under presently exercisable stock options.

(5) Includes 4,917 shares held by Mr. Asbjornson's IRA account and 755 shares under the Company's 401(k) plan.

(6) Includes 16,500 shares held under a presently exercisable stock option and 528 shares under the Company's 401(k) plan.

(7) Includes 8,525 shares held by Mr. Bowen's IRA account and 230 shares under the Company's 401(k) plan.

(8) Includes 9,900 shares held for the account of Mr. Johnson under a broker-administered retirement plan.

(9) Includes 60,275 shares held of record by Capital Advisors, Inc., of which Mr. Minshall is the President and majority shareholder.

(10) Includes a total of 40,136 shares held by two trusts for the benefit of children of Mr. Pantaleoni, of which his wife is the trustee.

(11) Includes 110,000 shares held under presently exercisable stock options by five directors.

(12) Less than 1%.


DIRECTORS AND EXECUTIVE OFFICERS

     The number of directors has been set at seven and the nominees to serve during 1996-1997, all being current directors, are:

Name                           Age  Position with Company   Director Since
- -----------------------------  ---  ----------------------  --------------

Norman H. Asbjornson            60  President, Treasurer    June 1989
   and Director
William A. Bowen                66  Vice President-Finance  June 1989
   and Director
John B. Johnson, Jr.            62  Secretary and Director  June 1989
Richard E. Minshall             57  Director                June 1989
Anthony Pantaleoni              56  Director                June 1989
Joseph M. Klein                 64  Director                February 1996
 Charles C. Stephenson, Jr.     59  Director                February 1996

     Mr. Asbjornson has been the President and Treasurer of: the Company since June 16, 1989; AAON-Oklahoma since September 12, 1988; and CP/AAON since December 17, 1991.

     Mr. Bowen has been engaged in financial consulting, in Tulsa, Oklahoma, for more than the past five years. He became Vice President-Finance of the Company and AAON-Oklahoma on July 27, 1989, and of CP/AAON on December 17, 1991.

     Mr. Johnson has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson, Allen, Jones & Dornblaser, which serves as General Counsel to the Company. Mr. Johnson has been the Secretary of: the Company since June 16, 1989; AAON-Oklahoma since September 12, 1988; and CP/AAON since December 17, 1991.

     Mr. Minshall has been the President (chief executive officer) of Capital Advisors, Inc., of Tulsa, Oklahoma, since 1978. He is a director of Westwood Corporation and American Gilsonite Company, which companies have securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

     Mr. Pantaleoni or his professional corporation has been a partner of Fulbright & Jaworski L.L.P. or predecessor firm in New York, New York, for more than the past five years. He is a director of Universal Health Services, Inc., Faircom, Inc., and Westwood Corporation, which companies have securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

     Mr. Klein has been President of CCI Corporation in Tulsa, Oklahoma, for more than the past five years.

     Mr. Stephenson has been Chairman of the Board of Directors of Vintage Petroleum, Inc., in Tulsa, Oklahoma, the stock of which is traded on the New York Stock Exchange, since 1987. Mr. Stephenson is also a director of Hamilton Financial Services Corp., which company has securities registered pursuant to the Securities Exchange Act of 1934, as amended.

     Robert G. Fergus, age 55, has been Vice President of: the Company since June 16, 1989; AAON-Oklahoma since May 8, 1990; and CP/AAON since December 17, 1991.

     All director-nominees, if elected, will hold office until the next annual meeting of stockholders scheduled to be held on May 13, 1997. While all officers serve at the pleasure of the Board of Directors, their current terms of office extend to May 14, 1996.

     The Board of Directors of the Company had four meetings during 1995 and all directors attended each of those meetings.

     The Company has an Audit Committee consisting of Messrs. Minshall, Pantaleoni and Johnson. They had one meeting during the past year at which the committee members posed questions to representatives of Arthur Andersen & Co. concerning the Company's audited financial statements. The Company does not have a nominating or compensation committee.


EXECUTIVE COMPENSATION

REPORT OF BOARD OF DIRECTORS

     The entire Board of Directors sets the compensation of both full-time (Norman H. Asbjornson and Robert G. Fergus) and the only part-time (William A. Bowen) executive officer/employees of the Company, except that Messrs. Asbjornson and Bowen abstain from voting on their compensation. There have been no "interlocks" or "insider participation" [as those terms are defined in Item 402(j) of S.E.C. Regulation S-K] in compensation decisions.

     Effective October 1, 1992, Mr. Asbjornson's salary was set (and remains) at an annual rate of $132,000 and the Board entered into a $1,000,000 "reverse split dollar" life insurance arrangement with him, pursuant to which the Company pays the portion of the premium attributable to the term insurance cost (determined by Internal Revenue Service "P.S. 58" rates), and is the beneficiary of the full face amount of the policy, and Mr. Asbjornson pays the amount of premium in excess of such insurance cost and is the owner-beneficiary of the cash value thereof. Performance factors considered in setting Mr. Asbjornson's current base compensation include having responsibility for establishing overall corporate philosophy and goals, organizing and staffing Company personnel, overseeing implementation of Board directives, financial budgets, marketing strategies, engineering projects and manufacturing methods. His compensation is measured both by progress toward long-term goals and current financial results.

     Mr. Fergus' annual rate of salary was increased from $91,790 to $100,000 effective December 1, 1995. The salary increase was predicated on Mr. Fergus' efforts in reducing direct labor by implementation of improved manufacturing methods, improvements in engineering and manufacturing management through management training and his overall job performance.

     Mr. Bowen's annual rate of salary has been $36,000 since January 1, 1993.

     Additionally, Messrs. Asbjornson, Fergus and Bowen participate in the Company's "profit sharing" plan ($2,748 each in 1995, a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of the Oklahoma subsidiary). Messrs. Asbjornson and Bowen also received directors' fees in 1995.

Board of Directors:  Norman H. Asbjornson, William A. Bowen, John B. Johnson,
                     Jr., J. M. Klein, Richard E. Minshall, Anthony Pantaleoni and Charles C. Stephenson, Jr.

     The following table sets forth information as to the compensation of the Executive Officers of the Company whose annual salary and bonus has exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                                                  ---------------------------------
                                 Annual Compensation                      Awards            Payouts
                        ----------------------------------------  ------------------------  -------
       Name and                                        Other      Restricted   Securities             All Other
      principal                                       Annual        Stock      Underlying    LTIP      Compen-
       position         Year   Salary     Bonus    Compensation     Awards    Options/SARs  Payouts    sation
- ----------------------  ----  ---------  --------  -------------  ----------  ------------  -------  -----------
Norman H. Asbjornson    1995   $132,000     -0-       $2,748 (1)     N/A          N/A         N/A     $6,648 (2)
President

                        1994   $132,000     -0-       $3,896 (1)     N/A          N/A         N/A     $2,640 (2)

                        1993   $132,000     -0-       $2,376 (1)     N/A          N/A         N/A     $1,320 (2)

Robert G. Fergus        1995   $ 92,474     -0-       $2,748 (1)     N/A          N/A         N/A     $4,871 (2)
Vice President

                        1994   $ 89,945   $12,000     $3,896 (1)     N/A          N/A         N/A     $1,779 (2)

                        1993   $ 83,368   $ 9,000     $2,376 (1)     N/A          N/A         N/A     $  834 (2)

- --------------------

(1) A per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of the Oklahoma subsidiary of the Company.

(2) Contribution to the Company's 401(k) plan. There are no perquisites or other benefits provided, the value of which exceeded 10% of the salary and bonus of either Mr. Asbjornson or Mr. Fergus.


          No stock options were granted to or exercised by any Executive Officer or director during 1995, nor were any options held by such persons "repriced" during that year. In accordance with the Company's 1992 Stock Option Plan, options for 27,500 shares of the Company's common stock were granted in February, 1996, to each of Messrs. Klein and Stephenson, upon their appointment as new directors. However, such options are not subject to exercise until one year following the date of grant, at which time the options will become exercisable at the rate of 20%, cumulative, per year thereafter.

          The Company has no Long-Term Incentive Plan ("LTIP") or "defined benefit" (pension) plan.

          The Company has no employment contracts with any of its officers, directors or employees, nor any compensatory plan or arrangement concerning any person's termination of employment or respecting any "change in control".

COMPENSATION OF DIRECTORS

          The Company pays directors' fees of $1,500 per director (plus reimbursement of expenses) for attendance at each Board meeting, scheduled to be held on a quarterly basis, but not limited to four meetings per year.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG AAON, INC., NASDAQ U.S., SIC INDUSTRIAL AND COMMERCIAL
              MACHINERY & COMPUTER EQUIPMENT GROUP AND PEER GROUP*

                             [GRAPH APPEARS HERE]

                        5 YEAR CUMULATIVE TOTAL SUMMARY

                                  Starting
                                   Basis
Description                          1990       1991        1992       1993       1994       1995
- --------------------------------------------------------------------------------------------------
AAON Inc ($)                        $100.00    $ 79.74    $139.39    $627.98   $1,026.75   $504.38
NASDAQ US ($)                       $100.00    $160.56    $186.87    $215.24   $  210.40   $297.31
NASDAQ Stocks SIC 3500-3599 ($)     $100.00    $138.00    $180.50    $185.80   $  206.10   $317.10
Peer Group Only ($)                 $100.00    $105.87    $124.63    $133.64   $  146.76   $184.82

* The Company has elected to replace the companies listed on NASDAQ with SIC numbers in the 3500 to 3599 classifications (industrial and commercial machinery and computer equipment) with a peer group consisting of 6 companies, all of which are in the business of manufacturing air conditioning and heat exchange equipment. The Company believes this peer group provides a more representative group of companies in the Company's industry, than the 465 companies that fall within the range of SIC classifications utilized last year. The peer group consists of American Standard Companies, Fedders Corp., Inter-City Products Corporation, Mestek, Inc., Nortek, Inc., and York International Corp.

BENEFICIAL OWNERSHIP REPORTING

          Based solely upon a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year and Forms 5 furnished to the Company with respect to its most recent fiscal year and/or written representations made to the Company by its directors and officers and by the only beneficial owner of more than ten percent of its Common Stock, the Company knows of no director, officer or beneficial owner of more than ten percent of the Company's Common Stock who has failed to file on a timely basis reports of beneficial ownership of the Company's Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, except as follows:

          Norman H. Asbjornson failed to timely file a Form 4 reporting the sale of 20,000 shares of the Company's stock. The Form 4 was filed four days late.

          Richard E. Minshall failed to file a Form 4 reporting the transfer of a total of 5,000 shares of the Company's stock owned by Capital Advisors, Inc., of which Mr. Minshall is the President and majority shareholder. This transaction was subsequently reported by Mr. Minshall by filing a Form 5.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

          Arthur Andersen & Co. has been selected as the principal accountant of the Company for the current year. Representatives of Arthur Andersen & Co. are expected to be present at the 1996 Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be presented at the 1997 Annual Meeting must be received at the Company's executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 9, 1996, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.


OTHER MATTERS

          Management knows of no business which will be presented at the 1996 Annual Meeting other than to elect directors for the ensuing year.

          Thirty-three and one-third percent (33-1/3%) of the issued and outstanding Common Stock entitled to vote shall constitute a quorum at the meeting.

          The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company. It is contemplated that the solicitation will be conducted only by use of the mails. The Company will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of Common Stock of the Company registered in the names of such brokers.

                                              By Order of the Board of Directors

                                              /s/ Norman H. Asbjornson

                                             Norman H. Asbjornson
                                             President

April 8, 1996

AAON, INC.                                      PROXY
2425 South Yukon Ave.          THIS PROXY IS SOLICITED ON BEHALF OF THE
Tulsa, Oklahoma 74107                     BOARD OF DIRECTORS.

                        The undersigned stockholder of AAON, Inc., a Nevada corporation, hereby constitutes and appoints William A. Bowen and John B. Johnson, Jr., and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of stock of the Company standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at 2425 South Yukon Ave., Tulsa, Oklahoma, on Tuesday, May 14, 1996, at 10:00 A.M. (Local Time), and at any adjournment thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.

1.   ELECTION OF DIRECTORS: FOR all nominees listed below             [ ]
                            (except as shown to the contrary below)

                            WITHHOLD AUTHORITY                        [ ]
                            to vote for all nominees listed below

     Norman H. Asbjornson, William A. Bowen, John B. Johnson, Jr., Joseph M. Klein, Richard E. Minshall, Anthony Pantaleoni, Charles C. Stephenson, Jr.

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

- --------------------------------------------------------------------------------

2. In their discretion, upon any other matters as may properly come before the meeting.

                                    (over)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR.

     The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated April 8, 1996.

Dated:                        ,  1996
      ------------------------          ----------------------------------------

                                        ----------------------------------------

                                        (Please sign exactly as your name
                                        appears at left. When shares are held in the names of two or more persons, all should sign individually. Executors, administrators, trustees, etc., should so indicate when signing. When shares are held in the name of a corporation, the name of the corporation should be written first and then an authorized officer should sign on behalf of the corporation, showing the office held.)

                                        PLEASE COMPLETE, SIGN, DATE AND RETURN
                                        THIS PROXY CARD PROMPTLY, USING THE
                                        ENCLOSED ENVELOPE.

                                    (over)